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                                                                    EXHIBIT 99.2
Company number 2876294

                       THE COMPANIES ACTS 1985 and 1989


                      WRITTEN RESOLUTIONS OF THE MEMBERS

                                     -of-

                                  IFX LIMITED

We, the persons whose names appear below, being all the members entitled to receive notice of and to attend and vote at general meetings of the Company, hereby resolve, pursuant to regulation 53 of Table A in the Schedule to the Companies (Tables A to F) Regulations 1985 (as amended) as it applies to the Company pursuant to Article 1(a) of the Company's articles of association, upon the following resolutions and declare that they shall be as valid and effective as if they had been passed, in the case of resolutions 1 and 2, as ordinary resolutions of the Company and, in the case of resolution 3, as a special resolution of the Company at a general meeting of the Company duly convened and held:

THAT:
                             ORDINARY RESOLUTIONS

1. The authorised share capital of the Company be and hereby is increased from US$4,896,929 divided into 2,448,465 A ordinary shares of US$1 each ("A Shares") and 2,448,464 B ordinary shares of US$1 each ("B Shares") to US$4,896,930 divided into 4,896,929 ordinary shares of US$1 each and one redeemable preference share of US$1, by the reclassification of the existing A Shares and B Shares in the Company as ordinary shares and the creation of one redeemable preference share of US$1 (such redeemable preference share having the rights and restrictions attaching to it as set out in the articles of association of the Company as amended pursuant to resolution 3 below).

2. Pursuant to section 80 of the Companies Act 1985 (the "Act"), the directors of the Company be and hereby are authorised generally and unconditionally to allot relevant securities of the Company (as defined in section 80 of the Act) up to an aggregate nominal amount of US$1 provided that this authority, unless renewed, shall expire on the date five years from the date on which this resolution is passed save that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after expiry of this authority and the directors may allot the relevant securities in pursuance of such offer or agreement as if the authority conferred hereby had not expired.
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                              SPECIAL RESOLUTION

3. The articles of association of the Company be and hereby are altered by removing the third section of Article 1 headed "Share Capital" and by renumbering the existing Article 3 as Article 3.2 and by inserting the following Article to be numbered 3.1:

                                     SHARES

"3.1.    (1)   (A)   The authorised share capital of the Company at the date of adoption of these Articles is US$4,896,930 divided into 4,896,929 ordinary shares of US$1 each ("ordinary shares") and one redeemable preference share of US$1 ("redeemable preference share").

               (B) The rights and restrictions attaching to the redeemable preference share are as follows:

               (i)   Income

                     (a) In this paragraph (i), the following expressions have the following meanings:


                          "Applicable Percentage":  shall mean (1) fifty percent
                                                    (50%) with respect to any
                                                    Company Adjustment Event
                                                    which occurs on or before
                                                    the first (1/st/)
                                                    anniversary of the Relevant
                                                    Date, (2) thirty-five
                                                    percent (35%) with respect
                                                    to any Company Adjustment
                                                    Event which occurs after the
                                                    first (1st) anniversary of
                                                    the Relevant Date and on or
                                                    before the second (2/nd/)
                                                    anniversary of the Relevant
                                                    Date, and (3) twenty percent
                                                    (20%) with respect to any
                                                    Company Adjustment Event
                                                    which occurs after the
                                                    second (2/nd/) anniversary
                                                    of the Relevant
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                                                    Date and prior to the third
                                                    (3/rd/) anniversary of the
                                                    Relevant Date.

                    "Assumed Interest Rate":        shall mean three percent
                                                    (3%) per annum over and
                                                    above the prime rate as
                                                    announced from time to time
                                                    by Harris Trust and Savings
                                                    Bank of Chicago, Illinois,
                                                    USA, or any successor
                                                    thereto.

                    "Relevant Date":                30 June,1999

                    "Company Adjustment Event":
                                                    shall mean (i) the Company's
                                                    issuance of any equity
                                                    securities, or of any
                                                    securities which may be
                                                    converted into or exchanged
                                                    for equity securities, (ii)
                                                    the Company's sale of all or
                                                    substantially all of its
                                                    assets, or (iii) the merger
                                                    or consolidation of the
                                                    Company with or into any
                                                    other company or other
                                                    entity in such manner as may
                                                    be permitted under
                                                    applicable law; provided,
                                                    however, that issuance of
                                                    securities or options
                                                    thereon by the Company from
                                                    time to time to any employee
                                                    or consultant of the Company
                                                    that in the aggregate
                                                    represent less than 15% of
                                                    the securities of the
                                                    Company shall not be deemed
                                                    to be a Company Adjustment
                                                    Event.

                    "Net Profit":                   for any particular time
                                                    period, the Company's net
                                                    profits of such period
                                                    determined by the Company's
                                                    auditors in accordance with
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                                                    the Company's historical
                                                    accounting practices;
                                                    provided, however, that in
                                                    determining Net Profit, the
                                                    following modifications from
                                                    the Company's historical
                                                    accounting practices shall
                                                    be taken into account:
                                                    (a)(1) all amounts paid to
                                                    or on behalf of Graham
                                                    Wellesley, Lorenzo Naldini,
                                                    or any of their affiliates
                                                    (including, without
                                                    limitation, rent and
                                                    business promotion expenses,
                                                    professional fees or
                                                    consulting fees) in excess
                                                    of One Hundred Twenty
                                                    Thousand Pounds
                                                    ((pound)120,000) in the
                                                    aggregate per year shall be
                                                    disregarded, (2) all
                                                    expenses relating to up to
                                                    Two Million Four Hundred
                                                    Thousand United States
                                                    Dollars (US$2,400,000) of
                                                    funds borrowed by the
                                                    Company (or by The Park
                                                    Trust, if such funds are
                                                    subscribed or contributed to
                                                    the capital of the Company
                                                    or provided to the Company
                                                    in the form of subordinated
                                                    indebtedness) and
                                                    outstanding during such
                                                    period, including without
                                                    limitation all such expenses
                                                    characterised as interest,
                                                    commitment fees, closing
                                                    fees, or other fees or
                                                    charges associated with such
                                                    financing, shall be
                                                    disregarded, and (3) if more
                                                    than Two Million Four
                                                    Hundred Thousand United
                                                    States Dollars
                                                    (US$2,400,000) shall have
                                                    been borrowed by the
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                                                    Company and shall be
                                                    outstanding during such
                                                    period (or, in the
                                                    alternative, if more than
                                                    Two Million Four Hundred
                                                    Thousand United States
                                                    Dollars (US$2,400,000) shall
                                                    have been borrowed by The
                                                    Park Trust and shall be
                                                    outstanding during such
                                                    period, but only to the
                                                    extent that such borrowed
                                                    funds are subscribed or
                                                    contributed by The Park
                                                    Trust to the capital of the
                                                    Company or contributed to
                                                    the Company in the form of
                                                    subordinated indebtedness,
                                                    then the expenses for such
                                                    period shall be deemed to
                                                    include interest expense in
                                                    an amount equal to the
                                                    Assumed Interest Rate (as
                                                    defined above) as applied to
                                                    the amount by which the
                                                    outstanding balance of such
                                                    borrowed funds exceeds Two
                                                    Million Four Hundred
                                                    Thousand United States
                                                    Dollars (US$2,400,000) from
                                                    time to time, and the actual
                                                    expenses paid by the Company
                                                    or The Park Trust, as the
                                                    case may be, with respect to
                                                    such borrowed funds shall be
                                                    disregarded, and (b) the net
                                                    profits of any entity
                                                    affiliated with or related
                                                    to the Company that assumes
                                                    the operation of any portion
                                                    of the business of the
                                                    Company, as such business
                                                    was conducted at June 30,
                                                    1999, shall be included
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                             "Payment Period":      each three month period as
                                                    referred to in (1)(b) below.

                             "Premium Per Share":   shall mean, with respect to
                                                    any particular Company
                                                    Adjustment Event, the amount
                                                    by which (i) the actual or
                                                    deemed issuance price per
                                                    share in such Company
                                                    Adjustment Event exceeds
                                                    (ii) the quotient equal to
                                                    the aggregate amount paid to
                                                    the holder of the relevant
                                                    preference share in respect
                                                    of the preferential dividend
                                                    by the Company through the
                                                    date of such Company
                                                    Adjustment Event, divided by
                                                    two million four hundred
                                                    forty-eight thousand four
                                                    hundred sixty-five
                                                    (2,448,465).

                         (b) The holder of the redeemable preference share is
                             entitled to be paid, within twenty-three days following the close of each three month period, commencing with the three month period immediately following the Relevant Date and continuing for a total of twelve such three month periods, out of profits available for distribution , a preferential dividend equal to 30% of the Company's Net Profit for such three month period without any further resolution of the directors and/or the Shareholders, whereupon a debt shall arise in favour of the holder of the redeemable preference share.

                         (c) If for any reason whatsoever the preferential
                             dividend in respect of any Payment Period is not paid to the holder of the redeemable preference share by the due date pursuant to paragraph (b) above, interest shall be payable on the amount of such overdue preferential dividend at the Assumed Interest Rate. Such interest shall be payable from the due date for payment until actual payment in full is made and shall be accrued daily on the basis of a 360 day year. Such interest shall be treated as though it were part of the amount of the preferential dividend originally payable.
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                         (d) The preferential dividend shall be paid to the
                             holder of the redeemable preference share by electronic funds transfer pursuant to such instructions as such holder shall from time to time direct by notice in writing to the Company.

                         (e) The holder of the redeemable preference share and
                             its duly authorised representatives shall have the right at all reasonable times and upon reasonable notice to examine such books and records of the Company and its affiliates as relate to all of the matters which affect the calculation of amounts payable in respect of the preferential dividend and shall have force and full access thereto for the said purposes and for the purpose of taking extracts therefrom and copies thereof. The costs of any such examination made by the holder of the redeemable preference share or any of its duly authorised representatives shall be borne by such holder, unless such examination shall reveal an underpayment by the Company of more than five per cent (5%) with respect to any particular Payment Period, in which event the Company shall promptly reimburse the holder of the redeemable preference share for such costs of examination. All such books and records shall be kept in accordance with generally accepted accounting principles consistently applied, and shall be retained for at least four (4) years following the Relevant Date.

                         (f) The preferential dividend is payable in priority to
                             a payment of a dividend to the holders of any other class of share. While the redeemable preference share remains in issue, the Company shall not pay or make any dividend, distribution or share redemption in excess of 70% of Net Profits.

                         (g) Save as provided in this Article 3(1)(B)(i) the
                             holder of the redeemable preference share shall have no entitlement to the profits of the Company.

                         (h) If a Company Adjustment Event shall occur on or
                             prior to the third (3/rd/) anniversary of the Relevant Date, then on the third anniversary of the Closing (or if later the date the last preferential dividend is paid pursuant to Article 3.1(b) above) the preferential dividend as referred to in Article 3.1(b) above shall be increased by an amount equal to the Applicable Percentage of the amount equal to
                             (i) two million four hundred forty-eight thousand four hundred
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                             sixty-five (2,448,465), multiplied by (ii) the
                             Premium Per Share with respect to such Company Adjustment Event.

                             Notwithstanding the foregoing, if (i) Lee S. Casty, any member of his family, any entity owned, directly or indirectly, or controlled by Lee S. Casty or any member of his family, or any affiliate of the foregoing in the aggregate cease to own at least 15% of the holder of the redeemable preference share (including any successor entity into which such holder is merged or any acquiror of such holder) or (ii)more than 50% of the members of the board of directors of the holder shall have ceased to serve as directors thereof, unless prior to such change the new directors shall have been approved by the incumbent directors, then the provisions of this paragraph (h) shall not apply to the Company (and accordingly the preferential dividend shall not be so increased).

               (ii)     Capital

                        On a return of capital on winding up or otherwise (other than on conversion, redemption or purchase of shares) the assets of the Company available for distribution among the members shall be applied in repaying to the holder of the redeemable preference share the following amounts, in priority to a repayment to the holders of any other class of share:

                        (a) the amount of any accruals of the preferential dividend, to be calculated down to and including the date of commencement of the winding up (in the case of a winding up) or of the return of capital (in another case), to be payable whether or not the preferential dividend has been declared or earned; and

                        (b) the nominal amount of the redeemable preference share.


               (iii)    Attendance at general meetings

                        The redeemable preference share confers the right on the holder to receive notice of a general meeting but no right to vote thereat.

               (iv)     Purchase and redemption

                        (a) The Company has the right (subject to the provisions of these Articles and the Act) to redeem the redeemable
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                             preference share at any time on or after 30 June
                             2002, and on 30 June 2003 the Company shall
                             (subject to the provisions of the Articles and the Act) redeem the redeemable preference share if still in issue.

                        (b) The monies payable on the redemption of the redeemable preference share are the total of:

                             (I)   the amount of any accruals of the
                                   preferential dividend but not paid (including any interest thereon; and
                             (II)  the nominal amount of the redeemable
                                   preference share.

                        (c) Redemption is effected by giving to the holder of the redeemable preference share not less than four weeks' notice (a "redemption notice"). The redemption notice shall specify the date fixed for redemption (the "redemption date") and the place at which the certificate for the redeemable preference share is to be presented for redemption.

                        (d) On the redemption date the holder of the redeemable preference share is bound to deliver to the Company at the place stated in the redemption notice the certificate for the share. On receipt, the Company shall pay to the holder (or, in the case of joint holders, to the holder whose name stands first in the register in respect of the redeemable preference share) the redemption moneys due to him.

                        (e) If the holder of the redeemable preference share fails to deliver the certificate for the share to the Company, the Company may retain the redemption moneys. The redemption moneys shall be paid to the holder (by cheque despatched at the holder's risk) within five business days of receipt of the certificate or an indemnity in respect of the certificate in a form satisfactory to the board. No person has a claim against the Company for interest on retained redemption moneys.

                  (v)   Transfers

                        The redeemable preference share shall not be
                        transferable."
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 ..../s/ (officer).............................
For and on behalf of
Duncan Lawrie Offshore Services Limited as trustee of
the Park Trust


 .../s/  Joel Eidelstein, as President.........
For and on behalf of
IFX Corporation


Date  [            ] 1999